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               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549


                           FORM 8-K/A1


                     Current Report Pursuant
                 to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                    July 27, 1994 (June 27, 1994)
Date of report (Date of earliest event reported)

                     MORRISON RESTAURANTS INC.
     (Exact Name of Registrant as Specified in Its Charter)

                             DELAWARE
         (State or Other Jurisdiction of Incorporation)

          1-12454                           63-0475239
  (Commission File Number)               (I.R.S. Employer
                                        Identification No.)

            4721 Morrison Drive
            P.O.Box 160266
            Mobile, Alabama                           36625
 (Address of Principal Executive Offices)          (Zip Code)

                         (205) 344-3000
                 (Registrant's Telephone Number)

                              N/A
  (Former Name or Former Address, if Changed Since Last Report)















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Item 7(b).     Financial Statements, Pro Forma Financial
               Information and Exhibits.

     (b)  Pro Forma Financial Information:

                    MORRISON RESTAURANTS INC.
                 PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth below is presented in order to illustrate the estimated effects of the sale of certain education, business and industry (B&I) accounts to Gardner Merchant Food Services, Inc. and the closure of the remaining B&I accounts.

The pro forma financial statements for the Registrant assume for statement of income purposes that the education, business and industry transactions were consummated as of the first day of the periods reported and assume for balance sheet purposes that the transactions were consummated on March 5, 1994, the last day of the period reported.

The pro forma financial information is presented for informational purposes only and is not necessarily indicative of the Registrant's results of operations or financial position in the future or of what the Registrant's results of operations or financial position would have been had the transactions been consummated on or as of the dates referred to above. The pro forma financial information should be read in conjunction with the consolidated financial statements of the Registrant and the notes thereto included in the Registrant's Fiscal 1993 Form 10-K.



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
    ITEM 7(b)  -  CONTINUED
    MORRISON RESTAURANTS INC.
    PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
    (In thousands)
    (Unaudited)                                            March 5, 1994


                                                            Pro Forma      Pro Forma
                                             Historical    Adjustments     Results
    ASSETS

    CURRENT ASSETS:
    Cash and short-term investments......... $ 18,919        $97,772       $116,691
    Receivables - Accounts and Notes (net)..   37,188        (14,505)        22,683
    Inventories.............................   17,010         (4,895)        12,115
    Prepaid expenses and other
      current assets........................   23,634         (3,961)        19,673
    Total current assets....................   96,751         74,411        171,162

    PROPERTY AND EQUIPMENT - at cost........  491,878        (28,274)       463,604
    Less accumulated depreciation
      and amortization......................  233,849        (13,316)       220,533
                                              258,029        (14,958)       243,071

    OTHER INVESTMENTS.......................    8,450            (72)         8,378

    COST IN EXCESS OF NET ASSETS ACQUIRED...   22,772         (6,911)        15,861

    OTHER ASSETS............................   44,912         (9,639)        35,273

    TOTAL ASSETS............................ $430,914        $42,831       $473,745

               See page 7 for a description of balance sheet pro forma adjustments.

                     See Notes to Pro Forma Consolidated Financial Statements.

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
    ITEM 7(b)  -  CONTINUED
    MORRISON RESTAURANTS INC.
    PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
    (In thousands)
    (Unaudited)                                          March 5, 1994


                                                            Pro Forma      Pro Forma
                                             Historical    Adjustments     Results
    LIABILITIES & STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES:
    Accounts and notes payable..............  $40,930        ($8,711)       $32,219
    Other current liabilities...............   73,263         35,897        109,160
    Total Current Liabilities...............  114,193         27,186        141,379

    LONG-TERM DEBT..........................    9,008              0          9,008

    OTHER DEFERRED LIABILITIES..............   75,795         (5,655)        70,140

    STOCKHOLDERS' EQUITY:
    Common Stock, $.01 par value
    (authorized:  50,000 shares;
     issued: 03/05/94 - 43,644 shares)......      436              0            436
    Capital in excess of par value..........   78,093              0         78,093
    Retained earnings.......................  238,776         21,300        260,076
                                              317,305         21,300        338,605
    Less common stock held in
       treasury - at cost
    (7,562 shares @ 03/05/94)...............   85,387              0         85,387
                                              231,918         21,300        253,218

    TOTAL LIABILITIES & STOCKHOLDERS' EQUITY $430,914        $42,831       $473,745

               See page 7 for a description of balance sheet pro forma adjustments.

                     See Notes to Pro Forma Consolidated Financial Statements.

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
    ITEM 7(b)  -  CONTINUED
    MORRISON RESTAURANTS INC.
    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
    (In thousands)
    (Unaudited)                              For the Thirty-Nine Weeks Ended March 5, 1994

                                                              Pro Forma        Pro Forma
                                             Historical      Adjustments        Results

    SALES...................................  $902,469        $(186,536)       $715,933

    COST AND EXPENSES:
       Cost of Merchandise..................   281,437          (69,286)        212,151
       Payroll and related costs............   325,881          (70,831)        255,050
       Other operating costs................   157,204          (28,305)        128,899
       Selling, general and administrative..    55,956          (10,142)         45,814
       Depreciation.........................    29,208           (2,350)         26,858
       Interest expense net of interest
         income.............................       283                0             283
                                               849,969         (180,914)        669,055
    Income Before Provision for Income
        Taxes and Cumulative Effect
        of Accounting Changes...............    52,500           (5,622)         46,878

    Provision for Federal and State
        Income Taxes........................    20,053           (2,231)         17,822


    Net Income..............................  $ 32,447        $  (3,391)       $ 29,056

    Earnings Per Common and Common
     Equivalent Share:
       Primary..............................     $0.87           ($0.09)          $0.78
       Fully Diluted........................     $0.87           ($0.09)          $0.78

    Weighted average shares used in
       earnings per common and common
       equivalent shares computation:
       Primary..............................    37,481           37,481          37,481
       Fully Diluted........................    37,510           37,510          37,510

           See page 7 for a description of Statement of Income Pro Forma Adjustments.

                 See Notes to Pro Forma Consolidated Financial Statements.

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
    ITEM 7(b)  -  CONTINUED
    MORRISON RESTAURANTS INC. AND SUBSIDIARIES
    PRO FORMA CONSOLIDATED STATEMENT OF INCOME
    (In thousands)
    (Unaudited)                             For the Fifty-Two Weeks Ended June 5, 1993

                                                              Pro Forma        Pro Forma
                                             Historical      Adjustments        Results

    REVENUES:
       Net Sales and Operating Revenues.... $1,098,268        $(221,033)     $877,235
       Other Revenues......................      1,577           (1,369)          208
                                             1,099,845         (222,402)      877,443


    OPERATING COSTS AND EXPENSES:
       Cost of merchandise.................    352,043          (83,126)      268,917
       Payroll and related costs...........    398,077          (85,919)      312,158
       Other...............................    191,846          (31,744)      160,102
       Selling, general and administrative.     61,229          (11,829)       49,400
       Depreciation and amortization.......     35,449           (2,871)       32,578
       Interest expense net of interest
       income totaling $1,822.............         317                0           317
                                             1,038,961         (215,489)      823,472

    Income Before Provision for Income
       Taxes and Cumulative Effect
       of Accounting Changes...............     60,884           (6,913)       53,971

    Provision for Federal and State
       Income Taxes........................     22,725           (2,686)       20,039

    Income Before Cumulative Effect
       of Accounting Changes............... $   38,159        $  (4,227)     $ 33,932

    Earnings Per Common and Common
       Equivalent Share Before Cumulative
       Effect of Accounting Changes:
       Primary.............................      $1.01           ($0.11)        $0.90
       Fully Diluted.......................      $1.01           ($0.11)        $0.90

    Weighted average shares used in
      earnings per common and common
      equivalent shares computation:
       Primary.............................     38,078           38,078        38,078
       Fully Diluted.......................     38,151           38,151        38,151


          See page 7 for a description of Statement of Income Pro Forma Adjustments.

                   See Notes to Pro Forma Consolidated Financial Statements.

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ITEM 7(b)  -  CONTINUED

                       MORRISON RESTAURANTS INC.

Pro Forma Adjustments

     The pro forma balance sheet adjustments give effect to the items described below:

(i) Adjustments to reflect the removal of education, business and industry (B&I) assets and liabilities.

(ii) Adjustments to reflect the expected cash proceeds from sale ($100 million), the accrual for liabilities and income taxes to be incurred ($55 million) and the expected net of tax gain ($21 million).


     The pro forma statement of income adjustments give effect to the items described below:

(i) Adjustments to reflect the removal of B&I results of operations.

(ii) The following items are not included in the pro forma adjustments due to their non-recurring nature.

* Net gain on sale and discontinuance of B&I contracts and assets of approximately $35 million pre-tax which includes certain expenses incurred in relation to the divestiture of B&I.

     The pro forma adjustments do not give effect to the phase-out of the L&N Seafood Grill concept for which a pre-tax charge of $19.7 million will be made in the Company's financial statements for the quarter ended September 3, 1994 as discussed in Note 12 to the fiscal 1994 financial statements of the Registrant.

ITEM 7(c)      Exhibits

     The following are annexed hereto as an Exhibit to this Report.

        Asset Purchase Agreement by and among Morrison Restaurants Inc. and Gardner Merchant Food Services, Inc. and the related exhibits to such agreement.

        The Index to Exhibits to this Report is incorporated herein by reference.

        Schedules to these exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Commission upon request.



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                              Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             MORRISON RESTAURANTS INC.
                                   (Registrant)


   01/03/95                    /s/ J. Russell Mothershed
    DATE                       J. RUSSELL MOTHERSHED
                               Senior Vice President, Finance
                               (Senior Vice President and
                                Principal Accounting Officer)





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